April 27, 2004

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re:      The Parnassus Income Trust
         Post-Effective Amendment No. 15 to Registration Statement on Form N-1A 1933 Act File No. 33-36065
         1940 Act File No. 811-6673


Ladies and Gentleman:

         On behalf of the Parnassus Income Trust (the "Trust"), we are hereby transmitting electronically for filing pursuant to the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Trust's Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A, including exhibits. This Amendment has been marked to show changes from the Trust's Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A.

         This Amendment is being filed pursuant to Rule 485(b) under the 1933 Act. Please contact the undersigned at 415-778-0200 with your comments or questions.


                                                    Very truly yours,

                                                    /s/ Jerome L. Dodson

                                                    Jerome L. Dodson

[GRAPHIC OMITTED][GRAPHIC OMITTED]               FOLEY & LARDNER LLP
                                                 ATTORNEYS AT LAW

                                      777 East Wisconsin Avenue, Suite 3800
     April 26, 2004                   Milwaukee, Wisconsin  53202-5306
                                      414.271.2400 TEL
                                      414.297.4900  FAX
                                      www.foley.com

                                      WRITER'S DIRECT LINE
                                      414.297.5660
                                      rteigen@foley.com Email

                                      CLIENT/MATTER NUMBER
                                      035194-0102

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

 Re:      The Parnassus Income Trust
          File Nos. 33-36065 and 811-6673

Gentlemen:

     Pursuant to Rule 485(b)(4), the undersigned, counsel for The Parnassus Income Trust, represents that Post-Effective Amendment No. 15 to Form N-1A Registration Statement of The Parnassus Income Trust does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).


                                                          Very truly yours,

                                                          /s/ Richard L. Teigen

                                                          Richard L. Teigen

                                              1933 Act File No.: 33-36065
                                              1940 Act File No.: 811-6673

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 15

                                     and/or


                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 17

                           __________________________
                           ---------------------------

                           THE PARNASSUS INCOME TRUST

               (Exact Name of Registrant as Specified in Charter)

                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105


                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective on May 1, 2004 pursuant to paragraph (b) of Rule 485.

                           -------------------------

               Title of Securities Being Registered..........Shares of
Beneficial Interest, no par value.

                                  THE PARNASSUS
                                  income trust
                           Equity Income Fund (PRBLX)
                            Fixed-Income Fund (PRFIX)
                       California Tax-Exempt Fund (PRCLX)


                             PROSPECTUS-MAY 1, 2004
The Parnassus Income Trust (the "Trust") is a mutual fund, managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Trust's investments according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact. The Trust has three funds. The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.


                                TABLE OF CONTENTS
Investment Summary                   2     How to Purchase Shares          15
Trust Expenses                       8     How to Redeem Shares            18
The Legend of Mt. Parnassus          9     Distributions and Taxes         20
Investment Objectives and Policies  10     Financial Highlights            21
The Adviser                         14     General Information             23

     Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               INVESTMENT SUMMARY

                          PARNASSUS EQUITY INCOME FUND



Investment Objective and Principal Strategies
-------------------------------------------------------------------------------
The Parnassus Equity Income Fund invests primarily in a diversified portfolio of equity securities. Its investment objective is both current income and capital appreciation. Equity securities include common and preferred stock as well as convertible bonds. At least 80% of the Fund's total assets will normally be invested in equity securities that pay interest or dividends. The remaining 20% may be invested in non-dividend-paying equity securities. The Fund seeks to invest in equity securities that pay dividends above the yield of the S&P 500, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, balance sheet, sales, earnings and dividend histories, net cash flow and outlook for future earnings.


Although the Fund seeks to have almost all its assets invested in stocks or other equity securities, the Adviser will not invest in a security that doesn't meet its criteria. If the Adviser cannot find enough securities to complete a diversified portfolio, the Fund may invest a substantial portion of its assets in money-market instruments (i.e., "cash" or cash equivalents). In pursuing such a policy, the Fund is not involved in market-timing, but rather holding "cash" until it can find appropriate investments. The Fund takes social as well as financial factors into account in making investment decisions.
In general, the Parnassus Equity Income Fund looks for companies that respect the environment, treat their employees well, have effective equal-employment-opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Equity Income Fund
------------------------------------------------------------------------------
Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile, and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund's holdings can vary significantly from broad stock-market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

Performance Information for the Equity Income Fund
-------------------------------------------------------------------------------
The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund's performance from year to year over a ten-year period. Prior to March 31, 1998, the Parnassus Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998), and the lowest return for a quarter was a loss of 12.6% (quarter ending September 30, 2002). Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 Index and the average equity income fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2003. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.



Average Annual Total Returns (all periods ending 12/31/03)
-------------------------------------------------------------------------------
                                       One Year      Five Years       Ten Years
-------------------------------------------------------------------------------
S&P 500                                28.68%         (0.56%)          11.04%
Lipper Equity Income Fund Average      26.03%          2.92%            9.54%
Parnassus Equity Income Fund
  Return before Taxes                  15.69%          9.86%           10.99%
-----------------------------------------------------------------------------
  Return after Taxes on Distributions  14.82%          8.10%            8.60%
  Return after Taxes on Distributions  10.15%          7.61%            8.22%
and Sale of Fund Shares 8.22%
-----------------------------------------------------------------------------
Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


The S&P 500 is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized index of common stock prices. An individual cannot invest in the S&P 500 Index. The S&P 500 index reflects no deductions for fees, expenses or taxes. The Lipper Equity Income Fund Average is the average return of all equity income funds followed by Lipper, Inc. (currently 227). The Lipper Equity Income Fund Average and the Parnassus Equity Income Fund return before taxes reflect deductions for fees and expenses, but not taxes.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

                           PARNASSUS FIXED-INCOME FUND


Investment Objective and Principal Strategies
------------------------------------------------------------------------------
The Parnassus Fixed-Income Fund invests in a diversified portfolio of bonds and other fixed- income instruments and its investment objective is a high level of current income consistent with safety and preservation of capital. The Fund invests in investment-grade bonds, which means they are rated within the four highest categories as determined by a nationally recognized rating service. Ordinarily, at least 65% of the Fund's total net assets will be invested in fixed-income securities rated "A" or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Group (S&P) and at least 80% in fixed-income securities with investment-grade ratings (i.e., rated at least BBB-or Baa3 or better).

The Fund may invest in a combination of long-term, intermediate-term or short-term, fixed-income securities depending on market conditions, and these securities may also have floating or variable interest rates. The portfolio may be comprised of U.S. Government obligations, corporate bonds, preferred stock, convertible preferred stock and convertible bonds. The Fund will not invest in "high-yield" or "junk" bonds. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund's total net assets to be invested in such bonds at any one time.

The Fund may invest up to 20% of its assets in convertible debentures (bonds that can be convert-ed into stock or other equity in the issuing company) or convertible preferred stock. Although straight bonds must have an investment-grade rating, convertible securities will only have to have a rating of B- or better. If these securities are converted into stock, the Fund may hold the stock until sale.

The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Fixed-Income Fund looks for companies that respect the environment, treat their employees well, have effective equal-employment-opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fixed-Income Fund
-------------------------------------------------------------------------------
Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will usually be between 5 and 20 years. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund will also be affected by other factors such as credit risk (the possibility that an issuer of a debt obligation does not pay the Fund interest or principal) and market risk (the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably). When you sell your shares of the Fund, they may be worth more or less than what you paid. Shareholders should also keep in mind that up to 20% of the Fund's assets may be invested in convertible securities and these securities may not have an investment rating.

Performance Information for the Fixed-Income Fund
------------------------------------------------------------------------------
The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund's performance from year to year over a ten-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995) and the lowest return for a quarter was a loss of 4.4% (quarter ending June 30, 1994).

Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated debt fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2003. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.


Average Annual Total Returns (all periods ending 12/31/03)
-------------------------------------------------------------------------------
                                            One Year     Five Years   Ten Years
-------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index       5.23%         6.77%        7.04%
Lipper A-Rated Debt Fund Average             5.03%         5.52%        6.19%
Parnassus Fixed-Income Fund
Return before Taxes                          5.30%         5.59%        6.24%
------------------------------------------------------------------------------
Return after Taxes on Distributions 3.77% 3.43% 3.84% Return after Taxes on Distributions and Sale of Fund Shares 3.52% 3.40% 3.81% Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index. The Lehman Government/Corporate Bond Index reflects no deductions for fees, expenses or taxes. The Lipper A-Rated Debt Fund Average is the average return of all fixed-income funds followed by Lipper, Inc. with at least 65% of net assets in securities rated A-or higher (currently 208). The Lipper A-Rated Debt Fund average and the Parnassus Fixed-Income Fund return before taxes reflect deductions for fees and expenses, but not taxes.


After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's return after taxes on distribution and sale of fund shares may be highter than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred.

                      PARNASSUS CALIFORNIA TAX-EXEMPT FUND


Investment Objective and Principal Strategies
-------------------------------------------------------------------------------
The Parnassus California Tax-Exempt Fund is available to California residents only. It invests in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. Its investment objective is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management.

The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally recognized rating service. No more than 20% of the Fund's portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal obligations.

The Fund takes social as well as financial factors into account in making investment decisions. The Parnassus California Tax-Exempt Fund seeks a portfolio that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate income housing and pollution control facilities.

Principal Risks of Investing in the California Tax-Exempt Fund
-------------------------------------------------------------------------------
Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will normally be five years or more. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. The Fund is also subject to credit risk and market risk. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. As the Fund invests primarily in California municipal securities, there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy. When you sell your shares of the Fund, they may be worth more or less than what you paid.

Performance Information for the California Tax-Exempt Fund
-------------------------------------------------------------------------------
The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund's performance from year to year over a ten-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995), and the lowest return for a quarter was a loss of 5.7% (quarter ending March 31, 1994). Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2003. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.


Average Annual Total Returns (all periods ending 12/31/03)
--------------------------------------------------------------------------------
                                               One Year    Five Years  Ten Years
--------------------------------------------------------------------------------
Lehman Municipal Bond Index                     5.31%        5.82%        6.03%
Lipper California Municipal Debt Fund Average   4.23%        4.61%        5.30%
Parnassus California Tax-Exempt Fund
Return before Taxes                             3.88%        4.97%        5.57%
--------------------------------------------------------------------------------
Return after Taxes on Distributions             3.73%        4.84%        5.50%
Return after Taxes on Distributions and         3.83%        4.79%        5.41%
        Sale of Fund Shares
--------------------------------------------------------------------------------
Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in an index. The Lehman Municipal Bond Index reflects no deductions for fees, expenses or taxes. The Lipper California Municipal Debt Fund Average is the average return of all California municipal debt funds followed by Lipper, Inc. (currently 128). The Lipper California Municipal Debt Fund average and the Parnassus California Tax-Exempt Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's return after taxes on distribution and sale of fund shares may be highter than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred.

                                 TRUST EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.
                                           Equity     Fixed-    California
                                           Income     Income   Tax- Exempt
Annual Fund Operating Expenses             Fund       Fund        Fund
        (deducted from fund assets)
-----------------------------------------------------------------------------
Management Fees (before fee waiver)        0.66%      0.50%       0.50%
Distribution (12b-1) Fees                  None       None        None
Other Expenses                             0.30%      0.47%       0.38%
                                           ----------------------------
Total Annual Fund Operating Expenses       0.96%      0.97%       0.88%
Expense Reimbursement                      0.00%     (0.25%)     (0.15%)
                                           -----------------------------
Net Expenses                               0.96%      0.72%       0.73%

The "Total Annual Fund Operating Expenses" indicated in the table above overstate the expenses a shareholder would have paid in 2003 since they are based on expenses before reimbursements and not on the "Net Expenses." During 2003, the Adviser was contractually obligated to limit the total operating expenses to 0.87% and 0.75% of the net assets of the Fixed-Income Fund and the California Tax-Exempt Fund, respectively. This limitation continues until May 1, 2005, although the Adviser may discontinue the expense limit upon giving 30 days' prior written notice to the Fund after December 31, 2004.


The examples in the table below are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments have a 5%* return each year and that the funds' operating expenses are calculated before reimbursement and remain the same throughout the ten-year period. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:


                                ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
Equity Income Fund               $98         $306          $531         $1,178
Fixed-Income Fund                $94         $293          $509         $1,131
California Tax-Exempt Fund       $85         $265          $460         $1,025


* The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or less than those shown.

The expenses shown above are the total fees you would pay throughout the time period indicated -- not expenses you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

                           THE LEGEND OF MT. PARNASSUS
Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne, and she controlled the oracle along with her serpent-son, Python, and her priestess - daughters who controlled the rites. Eventually, the Greek god Apollo took over the site, doing away with Python, but keeping the priestesses.

The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.

                       INVESTMENT OBJECTIVEs AND POLICIES

Social Policy
-------------------------------------------------------------------------------
The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental-protection policies; (3) a good equal-employment-opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

The social criteria of the Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each fund to provide a competitive rate of return.


                          PARNASSUS EQUITY INCOME FUND

The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 80% of the Fund's total assets will normally be invested in equity securities that pay a dividend or interest and up to 20% of the Fund's total assets may be invested in non-dividend paying equity securities. However, for temporary, defensive purposes in response to adverse market, economic or political conditions, the Fund may invest all its assets in money-market instruments or investment-grade debt. "Investment grade" means rated within the four highest categories as determined by a nationally recognized rating service such as S&P or Moody's.

The Fund seeks to invest in equity securities that pay above-average dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index.

The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate-income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below-market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Risks
-------------------------------------------------------------------------------
As with all investments, there are a number of risks associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. Also, companies that pay dividends may not do so if they don't have profits or adequate cash flow. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest-rate risk, see the "Risks" section under Fixed-Income Fund.

Money-market instruments generally limit potential for capital appreciation. The Fund's investment in debt securities and money-market instruments subjects it to other types of risks. For more information on the risks associated with debt securities, see the "Risks" section under Fixed-Income Fund.

There are also special risks involved with community-development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of the Parnassus Income Trust is to establish a publicly available track record for community-development investments.


                           PARNASSUS FIXED-INCOME FUND

The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. Securities in the lowest of the four investment grade categories (Baa or BBB, as rated by Moody's and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in fixed-income securities rated "A" or better (i.e., the three highest categories) by S&P or Moody's and at least 80% in fixed-income securities with investment-grade ratings. However, for temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest all its assets in money-market instruments. See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

The Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.
The Fixed-Income Fund invests in investment grade-securities. The Fund will not invest in "high-yield" or "junk" bonds except for convertible securities. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund's total net assets to be invested in such bonds at any one time.

The Fund may, as operating policy, invest up to 20% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Although straight bonds must have an investment grade rating, convertible securities will only have to have a rating of B- or better. If these instruments are converted into stock, the Fund may hold the stock until sale.

This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the "Risks" section in the Equity Income Fund for details.

Risks
------------------------------------------------------------------------------
The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the NAV will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. This is known as "interest rate risk." The Fund is subject to credit risk (the risk that the default of an issuer would leave the Fund with unpaid interest or principal) and market risk (the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably). The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. For a description of risks associated with community development loan funds, see the "Risks" section in the Equity Income Fund. Because the Fund can invest up to 20% of its assets in convertible debentures or convertible preferred stock that have ratings below investment grade, there is additional risk for this part of the portfolio.


                      PARNASSUS CALIFORNIA TAX-EXEMPT FUND

The investment objective of the California Tax-Exempt Fund is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment-grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only.

For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money-market funds") but the Fund will put no more than 5% of its assets into any one fund.

Normally, the Fund will have all its assets invested in tax-exempt securities issued by California State and local governments, but in response to adverse market, economic or political conditions, or for temporary defensive purposes, it may invest in short-term taxable or tax-exempt, money-market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper deposits with federally-insured financial institutions or money-market instruments issued by California State or local governments. The Fund may engage in repurchase transactions involving U.S. Government securities.

Risks
-------------------------------------------------------------------------------
Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high-technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal-bond fund that invests in obligations of several states.


In 2004, California voters passed a resolution to issue $15 billion of bonds to finance the State's budget deficit ("Proposition 57"). If the State cannot sell these bonds or continues to run a significant budget deficit, the credit rating of California State bonds may be adversely affected. This would negatively affect the value of the bonds held by the Fund.


The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. The Fund is subject to credit risk, market risk and interest-rate risk (for a full description of these risks, see "Risks" section in the Fixed-Income Fund). In addition, the Fund's investments may be difficult to value precisely and sell at a desired time or price. Also the Fund may be affected if a municipality fails to include an obligation held by the Fund in future budgets. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be fluctuations in principal.

                                   THE ADVISER
Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to each fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the funds' portfolios. The Adviser has been the investment manager of the Parnassus Fund since 1984 and the Parnassus Income Trust since 1992.

Jerome L. Dodson, 60, President and Trustee of the Parnassus Income Trust, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. He is also President and Trustee of the Parnassus Fund. He served as portfolio manager of the Equity Income Fund and the Fixed-Income Fund from 1992 until April of 2002 and as portfolio manager of the California Tax-Exempt Fund from May 1998 until April of 2003.

Todd Ahlsten is the portfolio manager of the Equity Income Fund and the Fixed-Income Fund and has served in those capacities since May of 2001. He is also Director of Research at Parnassus Investments where he has worked since 1995. He is Vice President of Parnassus Investments and of the Parnassus Income Trust. Mr. Ahlsten is a graduate of the Haas School of Business at the University of California at Berkeley.

Ben Liao is co-portfolio manager of the California Tax-Exempt Fund effective May 1, 2003. Previously, he was portfolio manager of the California Tax-Exempt Fund from May of 2001 until September of 2002. He has also worked as a financial analyst and trader with Parnassus Investments since 1993. He is a graduate of UCLA and holds an MBA from the University of San Francisco.

Stephen J. Dodson has been co-portfolio manager of the California Tax-Exempt Fund since September of 2002. He has previously worked as a financial analyst for Morgan Stanley and as an associate with Advent International, a venture capital firm. He is a graduate of the Haas School of Business at the University of California at Berkeley.


     For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, after taking into account the expense reimbursements (more fully described below) the following were actually charged in 2003. For the Equity Income Fund, the investment advisory fee was 0.66%. Parnassus Investments received net advisory fees totaling $2,959,382 from the Equity Income Fund for the year ended December 31, 2003. For the Fixed-Income Fund, the investment advisory fee was 0.20%. Parnassus Investments received net advisory fees totaling $54,646 from the Fixed-Income Fund for the year ended December 31, 2003. For the California Tax-Exempt Fund, the investment advisory fee was 0.29%. Parnassus Investments received net advisory fees totaling $74,108 from the California Tax-Exempt Fund for the year ended December 31, 2003.

For 2004, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

                             HOW TO PURCHASE SHARES

Direct Purchase of Shares
-------------------------------------------------------------------------------
To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                                    The Parnassus Income Trust
                                    One Market-Steuart Tower #1600
                                    San Francisco, California 94105

     An initial investment must be at least $2,000 per fund except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. If received before 1:00 p.m. San Francisco time, investments will be processed at the net asset value calculated on the same business day they are received. If an investment is received after 1:00 p.m. San Francisco time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.


Purchasing Shares from Broker-dealers, Financial Institutions and Others
-------------------------------------------------------------------------------
Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis. The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:
       o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

       o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

       o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

       o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

       o Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day's net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.


Other Information
-------------------------------------------------------------------------------
The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments.

There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.

Purchases Via Parnassus Automatic Investment Plan (PAIP)
------------------------------------------------------------------------------
After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Net Asset Value
-------------------------------------------------------------------------------
The net asset value (NAV) for each fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of each fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. See the Statement of Additional Information for details.

                              HOW TO REDEEM SHARES
You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares or dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Fund. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.


Exchange Privileges. The proceeds of a redemption of shares of a fund can be used to purchase shares of another fund managed by Parnassus Investments. There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may therefore realize a taxable gain or loss.


Telephone Transfers. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund managed by Parnassus Investments. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.

Redemption of Small Accounts. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

How to Redeem (Sell) Shares through Servicing Agents. If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

     If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

                             Distributions and Taxes
The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in November) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.


Taxation of Shareholders in Equity Income and Fixed-Income Funds
------------------------------------------------------------------------------
For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends") will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income) even though paid in additional shares. Any net long-term capital gains ("capital-gain distributions") distributed to shareholders are taxable as such. An exchange of a fund's shares for shares of another fund will be treated as a sale of a fund's shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

The Trust may be required to impose backup withholding at a rate of 28% from any income dividend and capital gain distribution. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.

Taxation of Shareholders of California Tax-Exempt Fund
-------------------------------------------------------------------------------
This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held, except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital-gain dividends received on such shares.

 The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

                              FINANCIAL HIGHLIGHTS
This section provides further details about the Trust's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The Trust's independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the Trust's annual report. Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

-------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                          2003       2002      2001      2000      1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                    $  21.20    $ 22.50   $ 21.48   $ 23.13   $ 20.13
Income (loss) from investment operations:
Net investment income                                       0.44       0.49      0.67      0.33     0.24
Net realized and unrealized gain (loss) on securities       2.85     (1.32)      1.43      1.06     4.26
     Total income (loss) from investment operations         3.29     (0.83)      2.10      1.39     4.50
Distributions:
Dividends from net investment income                      (0.49)     (0.29)    (0.45)    (0.36)    (0.26)
Distributions from net realized gains                         .--    (0.18)    (0.63)    (2.68)    (1.24)
     Total distributions                                  (0.49)     (0.47)    (1.08)    (3.04)    (1.50)
Net asset value at end of year                           $ 24.00    $ 21.20    $22.50   $ 21.48   $ 23.13

Total return                                              15.69%    (3.69%)     9.97%     6.36%    22.78%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.95%      0.96%     1.00%     0.97%     1.08%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                    .--        .--    0.18%     0.18%     0.19%
Decrease reflected in the above expense ratios due to
     fees paid indirectly                                  0.01%      0.07%        .--       .--       .--
Ratio of net investment income to average net assets       1.95%      2.29%     3.10%     1.34%     1.09%
Portfolio turnover rate                                   79.21%     42.01%    86.78%    97.42%    39.53%
Net assets, end of year (000's)                         $630,249   $273,429  $ 85,501  $ 55,421  $ 45,999



-------------------------------------------------------------------------------------------------------------------
Fixed-Income Fund                                           2003       2002      2001      2000     1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 15.88     $14.94    $14.19    $14.49    $15.98
Income (loss) from investment operations:
Net investment income                                       0.58       0.82      0.87      0.89      0.81
Net realized and unrealized gain (loss) on securities       0.26       0.95      0.72    (0.29)    (1.49)
     Total income (loss) from investment operations         0.84       1.77      1.59      0.60    (0.68)
Distributions:
Dividends from net investment income                      (0.65)     (0.83)    (0.84)    (0.90)    (0.81)
Distributions from net realized gains                     (0.07)         .--       .--       .--   (0.00)
     Total distributions                                  (0.72)     (0.83)    (0.84)    (0.90)    (0.81)
Net asset value at end of year                           $ 16.00     $15.88   $14.94     $14.19    $14.49
Total return                                               5.30%     12.20%    11.31%     4.32%   (4.32%)
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.62%      0.81%     0.83%     0.78%     0.87%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.30%      0.27%     0.32%     0.35%     0.36%
Ratio of net investment income to average net assets       3.59%      5.36%     5.84%     6.18%     5.36%
Portfolio turnover rate                                  125.74%     59.00%    21.19%    19.19%    13.47%
Net assets, end of year (000's)                        $  34,098   $ 19,092  $ 12,947  $ 10,309$  11,006

-------------------------------------------------------------------------------------------------------------------




California Tax-Exempt Fund                                  2003       2002      2001      2000     1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 17.19     $16.61    $16.90    $15.82    $16.88
Income (loss) from investment operations:
Net investment income                                       0.53       0.59      0.70      0.72      0.72
Net realized and unrealized gain (loss) on securities       0.12       0.83    (0.18)      1.10   (1.05)
     Total income (loss) from investment operations         0.65       1.42      0.52      1.82    (0.33)
Distributions:
Dividends from net investment income                      (0.53)     (0.59)    (0.70)    (0.71)    (0.72)
Distributions from net realized gains                     (0.17)     (0.25)    (0.11)    (0.03)    (0.01)
     Total distributions                                  (0.70)     (0.84)    (0.81)    (0.74)    (0.73)
Net asset value at end of year                           $ 17.14     $17.19    $16.61    $16.90    $15.82
Total return                                               3.88%      8.66%     3.09%    11.75%   (2.01%)
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.62%      0.73%     0.65%     0.52%     0.70%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.21%      0.22%     0.20%     0.25%     0.25%
Ratio of net investment income to average net assets       3.08%      3.45%     4.19%     4.27%     4.42%
Portfolio turnover rate                                   16.16%     41.73%    23.14%     8.13%     1.75%
Net assets, end of year (000's)                         $ 24,825   $ 26,163  $ 18,891  $ 17,186 $   7,777

* For the year ended December 31, 2003, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income and 0.75% for the California Tax-Exempt Fund. Certain fees were waived for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 for the Fixed-Income Fund and the California Tax-Exempt Fund. For the Equity Income Fund, certain fees were waived for the years ended December 31, 2001, 2000, and 1999.

Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Trust's 2003 annual report.

                               GENERAL INFORMATION
Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the majority stockholder of Parnassus Investments.

            PRIVACY POLICIES AND PRACTICES (not part of the prospectus) Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

      We obtain non-public personal information about you from the following sources: Information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others. We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.


We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. However, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.


Please call us if you have any questions regarding our privacy policy.

  The Parnassus Income Trust
Equity Income Fund (PRBLX)
Fixed-Income Fund (PRFIX)
California Tax-Exempt Fund (PRCLX)


Investing with a conscience

Investment Advisor
Parnassus Investments
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent
Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105


You can obtain additional information about the Parnassus Income Trust. A Statement of Additional Information (SAI) dated May 1, 2004 has been filed with the SEC and is incorporated in this prospectus by reference (i.e., legally forms a part of the prospectus). The Trust also publishes an annual, a semiannual and two quarterly reports each year that discuss the Trust's holdings and how recent market conditions as well as the Trust's investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Trust, call Parnassus Investments at (800) 999-3505.

The SAI, the Trust's annual, semiannual and quarterly reports and other related materials are also available on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room. The Investment Company Act of 1940 File Number for the Parnassus Income Trust is 811-6673.

                           The Parnassus Income Trust
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105
                                 (800) 999-3505




                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2004



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2004. The Trust's audited financial statements for the fiscal year ended December 31, 2003 are incorporated by reference to the Trust's Annual Report to shareholders dated December 31, 2003. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.



                                TABLE OF CONTENTS

                                                                          Page
        Investment Objective and Policies                                  B-2
        Management                                                         B-8
        Control Persons                                                   B-12
        Standing Audit Committee                                          B-12
        The Adviser                                                       B-12
        Net Asset Value                                                   B-15
        Taxation of the Trust                                             B-16
        Shareholder Services                                              B-16
        General                                                           B-16
        Appendix                                                          B-19

                       Investment Objectives and Policies

     The goal of the Trust is to provide shareholders with current income by investing in securities that have a positive impact on society. The Trust, which is an open-end, management investment company, offers investors a choice of three funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The Trust's Prospectus describes the investment objective and principal strategies of each fund.

Investment Restrictions

     The Trust has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a fund without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of that fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of a fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of a fund's shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trust may not:

         (1) With respect to 75% of a fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a fund's total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security, if as a result, any fund would have 25% or more of its net assets (at current value) invested in a single industry.

         (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A fund will not make additional purchases while any borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate, although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies, except that each fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although it may invest in the common stocks of companies which invest in or sponsor such programs.

(11) Make loans, except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Other Policies

     As an operating policy, the Equity Income Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value).

     Under normal circumstances, each fund of the Trust will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of fund shares or portfolio securities, all or part of a fund's assets may be invested in money market instruments or in repurchase agreements. In these situations, a fund will not be following its investment objective.


Operating Policies

     The Trust has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

       (1) The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

(1) No fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.

(2) An operating (although not fundamental) policy of the Trust is that it may not make an investment if, thereafter, more than 15% of a fund's net assets would be illiquid. If the Trust finds itself with more than 15% of a fund's net assets so invested, it will take action to bring that fund's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e., those which cannot be freely sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) repurchase agreements having a maturity of more than seven days; and
           (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (1933 Act), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
                                                           B-3

Repurchase Agreements

     The Trust may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Trust purchases a security, the Trust also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Trust. However, there may be delays and costs in establishing the Trust's rights to the collateral and the value of the collateral may decline. A fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Trust's custodian either directly or through a securities depository.


Lending Portfolio Securities


     To generate additional income, a fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A fund must receive collateral in the form of cash or U.S. Government securities at least equal to 102% of the value of the securities loaned. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that fund any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. Government securities, the Fund may invest the collateral in U.S. Government securities or short-term, high-quality money market instruments with maturities of 397 days or less. The funds' social investing criteria may not be applied to investments made with the collateral. While a fund does not have the right to vote securities that are on loan, a fund may terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the lending fund can demand repayment at any time.


Other Policies and Risks of the California Tax-Exempt Fund


     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax-exempt, it may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will not invest in such bonds.

     The Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature.

     The Fund will hold only investment grade securities, i.e., those that have been rated at the time of purchase in one of the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Ratings Ltd. ("Fitch"), or if unrated, being similar in quality, in the Adviser's opinion, to securities in one of the top four categories. These are considered "investment grade" securities, although, according to Moody's, bonds in the fourth-highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the SAI contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 15% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

     Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

     Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Fund will apply to the company the social criteria listed under the "Social Policy" heading in this Prospectus.

     In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust's social criteria.

     As a fundamental policy, with respect to 75% of its net assets, the Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund.)

     Under normal circumstances, the Fund intends to invest at least 80% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation. Usually, the Fund will substantially exceed these minimum requirements, but the Fund may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.

     Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Limitations on Taxes and Appropriations

     Several initiatives approved in recent years could have an impact on the availability of revenues used to pay California municipal obligations. For example, some municipal securities held in the Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

     In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

     Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

     Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

     In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

     In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

     In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

     Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition

     State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

     Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in State aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.

     In late 2000 and early 2001, energy prices soared in the United States. Because electricity rates were capped in California, but not the wholesale power prices, California utilities could not pay for electricity generated by independent producers. To ensure a stable power supply to consumers, the State of California bought electricity and resold it to the utilities. To finance these purchases, California will have to sell billions of dollars worth of municipal bonds. Increasing bond levels in California could adversely affect the State's credit rating and its business climate.

Revenues of Health Care Institutions

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust

     Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)

     Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt

     "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor's or Moody's stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity

     California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.


Orange County Default

     In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Fund in that the market value of some municipal securities might drop substantially.


                                   MANAGEMENT

The Trust has Trustees who, in addition to overseeing the actions of the Trust's Adviser and Distributor, decide matters of general policy. All Trustees serve indefinite terms and they all oversee four portfolios (funds) in the Parnassus complex. The Trustees also oversee the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees and Officers of the Trust are as follows:




                              INDEPENDENT TRUSTEES

                                                                                                 Current            Number of
                                                                                              Directorships       Portfolios in
                                                                                               Outside the      Parnassus Complex
                               Position with      Length of        Principal Occupation         Parnassus      Overseen by Trustee
                                        -----                                                                              -------
    Name, Address and Age           Trust        Time Served      During Past Five Years         Complex
    ---------------------           -----        -----------      ----------------------         -------

Herbert A. Houston, 60             Trustee        Since 1992    Chief Executive Officer of                              4
Parnassus Investments                                           the Haight Ashbury Free
One Market                                                      Clinics, Inc. 1987-1998.
Steuart Tower #1600                                             President of Houston
San Francisco, CA  94105                                        Enterprises, LLC, a
                                                                holding company for four
                                                                small businesses.
                                                                1998-prsent

Donald V. Potter, 58               Trustee        Since 2002    President and owner of                                  4
Parnassus Investments                                           Windermere Associates, a
One Market                                                      consulting firm
Steuart Tower #1600                                             specializing in business
San Francisco, CA  94105                                        strategy.

"Independent" Trustees are Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act.


                               INTERESTED TRUSTEE

                                                                                                    Current         Number of
                                                                                                 Directorships    Portfolios in
                                                                        Principal Occupation      Outside the       Parnassus
                                                    Length of Time     During Past Five Years      Parnassus         Complex
     Name, Address and Age           Officers            Served                                     Complex        Overseen by
     ---------------------           --------            ------                                     -------          Trustee

Jerome L. Dodson, 60 *             President and       Since 1992     Parnassus Fund and
The Parnassus Income Trust            Trustee                         President and Director                            4
One Market                                                            of Parnassus
Steuart Tower #1600                                                   Investments since June
San Francisco, CA  94105                                              of 1984.


                                                            Officers

Bryant Cherry, 39                 Vice President                      Vice President and
One Market                         and Treasurer                      Treasurer of Parnassus
Steuart Tower #1600                                                   Investments since
San Francisco, CA  94105                                              2000.  Independent
                                                                      research analyst
                                                                      1998-1999.

Susan Loughridge, 55              Vice President                      Vice President and
One Market                                                            Shareholder Services
Steuart Tower #1600                                                   Manager of Parnassus
San Francisco, CA  94105                                              Investments since 1993.

Todd Ahlsten, 32                  Vice President                      Financial Analyst and
One Market                                                            Director of Research at
Steuart Tower #1600                                                   Parnassus Investments
San Francisco, CA  94105                                              since 1995.

Richard D. Silberman, 66             Secretary                        Attorney specializing
1431 Grant Street                                                     in business law;
Berkeley, CA 94703                                                    private practice.

Stephen J. Dodson, 26            Chief Compliance                     Financial Analyst with
One Market                          Officer and                       Morgan Stanley
Steuart Tower #1600                  Assistant                        1999-2001. Associate
San Francisco, CA 94105              Secretary                        with Advent
                                                                      International, a
                                                                      venture capital firm
                                                                      2001-2002. Executive
                                                                      with Parnassus
                                                                      Investments
                                                                      2002-Present.


*        "Interested"  Trustee as defined in the 1940 Act because of his  ownership in Parnassus  Investments,  the
         Trust Adviser.

The Trust pays each of its Independent Trustees annual fees in addition to reimbursement for certain out-of-pocket expenses. The Trust has no retirement or pension plan for its Trustees.

         The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2003.

                               Compensation Table

                                                                  Total
                                           Pension Or          Compensation
                                           Retirement           From Trust
                         Aggregate        Benefits Accrued         and Fund
                       Compensation       As Part of Trust       Complex Paid
Name and Position(1)        From Fund       Expenses           to Trustees


Herbert A. Houston       $4,500                None                $12,000
Donald V. Potter         $4,500                None                $12,000

(1) Trustees who are interested do not receive compensation from the Trust.

The following table sets forth the Dollar Amount of Holdings in the Parnassus Funds by Trustees and Officers as of 12-31-03.

 Name       Parnassus    Equity   Fixed-Income    California       Total in
             Fund       Income                   Tax-Exempt       All Funds
----       ---------    -------  ------------  ---------------   ------------
J. Dodson        D         C         A                A                D
H. Houston       B         A        None             None              B
D. Potter        B        None      None             None              B


Key
A - $1 - $10,000 B - $10,001 - $50,000 C - $50,001 - $100,000 D - Over $100,000



Code of Ethics

     Both the Parnassus Fund and the Parnassus Income Trust have a code of ethics under rule 17j-1 of the Investment Company Act. Parnassus Investments is also subject to this code. The code allows personnel subject to it to invest in securities with preclearance subject to certain restrictions. They may also invest in securities held by the Parnassus Funds, but they cannot trade in those securities during the blackout period which is five days before and five days after any Parnassus fund trades in that security or considers a trade in that security.

Proxy Voting

     Proxy voting policies and procedures for the Parnassus Fund and the Parnassus Equity Income Fund are included as Exhibit I attached to this Statement of Additional Information. The actual voting records for the two funds are available on the Parnassus website (www.parnassus.com) and on the website of the Securities and Exchange Commission (SEC) at www.sec.gov. The SEC website contains information regarding how the funds voted portfolio securities during the most recent 12-month period ended June 30, while the Parnassus website give the votes in real time, i.e. immediately after a vote has been cast.


                                 CONTROL PERSONS


     As of March 31, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned 61.8% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 11.4% of the Parnassus Equity Income Fund, but they owned the shares of record and beneficial ownership belonged to others.

     As of March 31, 2004, Charles Schwab & Co. owned 24.3% and National Financial Services Corp. owned 7.40% of the Parnassus Fixed-Income Fund of record, but beneficial ownership belonged to others.

     As of March 31, 2004, Charles Schwab & Co. owned 45.7% and National Financial Services Corp. owned 10.8% of the Parnassus California Tax-Exempt Fund of record, but beneficial interest belonged to others.

     As of March 31, 2004, the Trustees and Officers as a group owned less than 1% of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.



                            STANDING AUDIT COMMITTEE

     The Audit Committee consists of Herbert A. Houston and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust's independent public accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The function of the Audit Committee and the Board of Trustees is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2003.


                                   THE ADVISER

     Parnassus Investments acts as the Trust's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Trust, the Adviser acts as investment adviser for each Fund and subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments and pays the salaries and fees of all officers and all Trustees of the Trust who are "interested persons" under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Trust including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Trust's records, registers the Trust's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns the majority of the stock of the Adviser and, thus, can be considered the "control person" of the Adviser.

     For its services, the Trust, under the Agreement, pays the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2001, 2002 and 2003, Parnassus Investments received the following sums under the Agreement from the following funds: Equity Income Fund $344,585 in 2001, $1,112,689 in 2002 and $2,959,382 in 2003; Fixed-Income Fund $21,326 in 2001, $35,184 in 2002 and
$54,646 in 2003; California Tax-Exempt Fund $55,387 in 2001, $64,151 in 2002 and
$74,108 in 2003.


     In addition to the fee payable to the Adviser, the Trust is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
(x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund.

     The Agreement provides that the Adviser shall not be liable to the Trust for any loss to the Trust except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Pursuant to a written agreement with the Trust, Parnassus Investments is the fund administrator, including fund accounting agent, for all three funds in The Parnassus Income Trust. In this capacity, Parnassus Investments handles all fund accounting and pricing services, including calculating the daily net asset values. For its services as fund administrator and fund accountant, Parnassus Investments received the following amounts from the Equity Income Fund for 2001, 2002 and 2003, respectively: $53,520, $56,827 and $149,786; from the
Fixed-Income Fund for 2001, 2002 and 2003, respectively: $9,920, $8,807 and $10,398; and from the California Tax-Exempt Fund for 2001, 2002 and 2003, respectively: $16,560, $14,367 and $11,970.


     Also pursuant to a written agreement with the Trust, Parnassus Investments serves as the Trust's underwriter (or Distributor). As such, Parnassus Investments makes a continuous offering of each fund's shares.

     Pursuant to a board resolution, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record-keeping, tax reporting and other avoided cost savings services to their clients who invest in the Trust. For these services, the Trust may pay these third-party providers an amount approximately equal to the avoided cost savings the Trust realizes by not having to pay the transfer agent shareholder-service fees for those accounts. Parnassus Investments may elect to pay such service providers an additional amount.

Matters Considered by the Board

     The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on March 25, 2004 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Trust. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided, the Board considered the performance of the Trust in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Trust from such services.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Trust. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Trust were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Trust, the Board reviewed specific data as to the Adviser's profit or loss on the Trust for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage


     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of a fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Trust to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Trust recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.


     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund's brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.


     During 2003, the Equity Income Fund paid Prudential Securities a total of $257,055 and SEI Investments a total of $58,354 in brokerage commissions under "soft dollar" agreements whereby Prudential & SEI would provide research services to the Fund. During 2003, the Equity Income Fund and The Parnassus Fund together directed $46,400 in commissions to Salomon Smith Barney to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 50% to The Parnassus Fund and 50% to the Equity Income Fund.

     In 2003 and early 2004, the Adviser used Fund brokerage commissions to reduce certain expenses of the Equity Income Fund subject to "best execution." However, as of May 1, 2004, brokerage commissions are no longer used to reduce Fund expenses.


     In the over-the-counter market, securities may trade on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     During 2001, 2002 and 2003, the Equity Income Fund paid $101,936, $757,588 and $1,084,417, respectively in brokerage commissions. The increase in brokerage commissions paid in 2002 and 2003 was due to the large growth in assets of the Fund. Of these amounts, the following was paid in conjunction with research services: $65,508 in 2001, $586,632 in 2002 and $763,625 in 2003. Neither the
Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 2001, 2002 or 2003 since these Funds buy their securities on a "net" basis that includes the dealer mark-up.


     Parnassus Investments has clients other than The Parnassus Income Trust that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Trust. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.


                                 NET ASSET VALUE


     In determining the net asset value or NAV of the Equity Income Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange ("NYSE")(which is currently 4:00 p.m. New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities traded on The Nasdaq Stock Market are valued at the Nasdaq official closing price. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market.

     Bonds and other fixed-income securities are valued by a third-party pricing service. They are ordinarily valued as of the close of trading on the NYSE, usually at 4:00 p.m. New York time.


      Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                              Taxation Of The Trust

     By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

     If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of each Fund would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from each Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of a Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                                     GENERAL


     The Trust was organized as a Massachusetts business trust on August 8, 1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund's shareholders have the right to remove a trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares. Prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust's series was known as a Portfolio rather than a Fund.

     The Fund's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each Fund has only one class of shares. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust's liquidation, all shareholders of the Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Trust's assets. Shareholder inquiries should be directed to the Trust.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the majority stockholder of Parnassus Investments.

Code of Ethics

     The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.


Financial Statements

       The Trust's audited financial statements for the fiscal year ended December 31, 2003, are incorporated in this Statement of Additional Information by reference to the Trust's Annual Report to shareholders dated December 31, 2003. A copy of the Annual Report which contains the Trust's audited financial statements for the year ending December 31, 2003, may be obtained free of charge by writing or calling the Trust.

                                    APPENDIX

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"):

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                             MUNICIPAL BOND RATINGS

Moody's:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor's

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Fitch Ratings Ltd
         The following ratings scale applies to foreign currency and local currency ratings.

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Such suffixes are not added to the `AAA' rating category. Such suffixes are not added to the "AAA" rating category.

                                    Exhibit I

 Back to Parnassus Home Page
Click one of the funds below to view our proxy voting record.

[GRAPHIC OMITTED]


Parnassus Investments Proxy Voting Policies and Procedures

Social and Corporate Responsibility         Changes in Capital Structure
Corporate Governance                        Mergers, Acquisitions and Other
Shareholder Rights                                      Corporate Restructurings
Compensation                                Conflict of Interest

Parnassus Investments manages the Parnassus Fund and the Parnassus Equity-Income Fund ("the Funds"). The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company's financial health and its business prospects, we also look at a firm's social and environmental record. We seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but Parnassus Investments will make value judgments in deciding which companies best meet the criteria. The Funds' essential policy is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.


The following guidelines indicate our positions on proxy ballot issues and how we plan to vote our shares. We do not delegate our proxy voting authority or rely on third party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of our shareholders. These guidelines may not include all potential voting issues, and in rare cases, the Funds may deviate somewhat from these guidelines.


Social and Corporate Responsibility


Environment

o We will vote for shareholder resolutions that reduce a company's negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.


Labor Issues

o We will vote for proposals that show respect for a company's workers.

o We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.


Charitable Giving

o We will vote for resolutions to report on and to increase charitable giving.


Diversity

o We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company's efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.


Animal Welfare

o We will generally vote for resolutions seeking information on a company's animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.


Community Relations

o We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.


Ethical Business Practices

o In general, we will vote for resolutions that ensure that a company follows ethical business practices.


Back to top


Corporate Governance


Election of Directors


Parnassus supports Boards of Directors that reflect independence, concern for shareholders' interests and diversity.

o We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

o We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

o We will vote for the establishment of a reasonable retirement age for Directors.

o We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

o We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

o We will vote case-by-case on proposals that seek to change the size or range of the Board.


Independent Accountants

o Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.


Reincorporation

o We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

o We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.


Back to top


Shareholder Rights


Cumulative Voting

o We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.


Confidential Voting

o We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.


Dual Classes of Stock

o To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.


Ability to Call Meetings

o We will vote against proposals that limit a shareholder's right to call special meetings because matters may arise between annual meetings.


Equal Access to Proxies

o The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

o We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.


Back to top


Compensation


Executive Compensation

o We will vote on limits to executive compensation on a case-by-case basis.

o We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.


Severance Packages

o We will vote against severance that exceeds 2.5 times annual salary and bonus.

o We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.


Stock Options

o We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

o We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock's market price on the day of the grant.

o We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

o We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.


Back to top


Changes in Capital Structure


Increase Authorized Common Stock

o We will vote for the authorization of additional common stock necessary to facilitate a stock split.

o We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.


Reverse Stock Split

o We will consider management proposals to implement a reverse stock split on a case-by-case basis.


Share Repurchase

o We will vote for management proposals to institute open-market share repurchase plans.


Issuance of Preferred Stock

o We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.


Pre-emptive Rights

o We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.


Back to top


Mergers, Acquisitions and Other Corporate Restructurings

o We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.


Anti-takeover Provisions

o We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

o We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

o We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.


Back to top


Conflict of Interest

o Parnassus Investments is the investment adviser only for mutual funds - not any other entities - so there would normally be no conflicts of interest between the Funds' shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds' independent Trustees.



                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits
                  (a) Amended & Restated Declaration of Trust as of December 6, 2002 - filed 4/22/03

                  (b)    By-laws Restated as of December 6, 2002 - filed 4/22/03

                  (c)    Rights of Shareholders - filed 4/16/02

                  (d)    Investment Advisory Agreement - filed herewith

                  (e)    Distribution Agreement - filed 4/14/00

                  (g)    Custodian Agreement - filed 4/14/00

                  (h)(1) Agreement for Transfer Agent Services and Fund
                         Accounting and Administrative Services - filed herewith

                  (i)    Opinion and Consent of Counsel - filed 4/16/02

                  (j)    Consent of Deloitte & Touche LLP - filed herewith

                  (p)    Code of Ethics - filed herewith


Item       24. Persons Controlled by or under Common Control with Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Fund by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Trust's Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. The Trust's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Fund.

Item 27. (a) Parnassus Investments serves as underwriter and investment adviser for both The Parnassus Fund and The Parnassus Income Trust.

           (b) The officers are directors of Parnassus Investments are as follows:

  Name and Principal
  Business Address          Position with Distributor   Position with Registrant
  ----------------          -------------------------   ------------------------
  Jerome L. Dodson           President and Director       President and Trustee
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Bryant Cherry                 Vice President and       Vice President and
  One Market                            Treasurer              Treasurer
  Steuart Tower #1600
  San Francisco, CA 94105

  Susan Loughridge              Vice President and         Vice President
  One Market                            Secretary
  Steuart Tower #1600
  San Francisco, CA 94105

  Todd Ahlsten                   Vice President               Vice President
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Stephen Dodson                Director             Chief Compliance Officer
  One Market                                          and Assistant Secretary
  Steuart Tower #1600
  San Francisco, CA 94105

  Thao N. Dodson                  Director                       None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

           (c) None

Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 27th day of April 2004.

                                                     The Parnassus Income Trust

                                  (Registrant)


                                                     By:_______________________
                                                        Jerome L. Dodson
                                    President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature               Title                            Date


                           Principal Executive Officer
                                   and Trustee
                                                            _____4/27/04____
---------------------
Jerome L. Dodson

                          Principal Financial and
                            Accounting Officer             _____4/27/04____
---------------------
Bryant Cherry


                                Trustee
---------------------
                                                           _____4/27/04____
Donald V. Potter


                              Trustee
---------------------
                                                           _____4/27/04___
Herbert A. Houston

                                LIST OF EXHIBITS



                        (d) Investment Advisory Agreement


             (H) Agreement for Transfer Agent Services and Fund Accounting and
                                Administrative Services


                      (j) Consent of Deloitte & Touche LLP


                               (P) Code of Ethics

                           THE PARNASSUS INCOME TRUST
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 25th day of March, 2005, by and between THE PARNASSUS INCOME TRUST (the "Trust"), a Massachusetts business trust, and PARNASSUS INVESTMENTS (the "Adviser").

                              W I T N E S S E T H :

         In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.  In General

         The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Trust and generally administer the affairs of the Trust.

     2. Duties and Obligation of the Adviser with respect to Management of the Trust

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                  (i) Decide what securities shall be purchased or sold by the
                      Trust and when;

                  (ii)Arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust; and

                  (iii) Maintain oversight and ultimate authority over invested collateral in connection with the Fund's securities lending program.

         (b) Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time;
                  (5) any policies and fundamental policies of the Trust, as reflected in its registration statement under the Act, or as amended by the shareholders of the Trust.

         (c) The Adviser shall also administer the affairs of the Trust and, in connection therewith, shall be responsible for (i) maintaining the Trust's books and records (other than financial or accounting books and records or those being maintained by the Trust's custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships;

                  The Adviser shall give the Trust the benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  The Trust agrees that the word "Parnassus" in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Trust further agrees that, in the event that the Adviser ceases to be the Trust's investment adviser for any reason, the Trust will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word "Parnassus".

                  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

     3.  Broker-Dealer Relationships

                  In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

                  The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

     4.  Allocation of Expenses

                  The Adviser agrees that it will furnish the Trust, at the Adviser's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

5.       Compensation of the Adviser

         (a) The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of each Fund's average daily net assets: the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. For the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million.

         (b) In the event the expenses of the Trust (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.

     6.  Duration and Termination

         (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until April 30, 2005, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

          (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).
7.       No Shareholder Liability.

         The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property. The Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.


         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                            THE PARNASSUS INCOME TRUST


Date: March 25, 2004                        By___________________________
                                              Richard Silberman, Secretary


                                                     PARNASSUS INVESTMENTS


Date: March 25, 2004                         By___________________________
                                              Jerome L. Dodson, President

                       Agreement for Transfer Agent Services
                                        and
                       Accounting and Administration Services


1. Parnassus Investments ("PI") hereby agrees to serve as transfer agent and accounting and administration agent for the Parnassus Income Trust ("Trust") commencing on March 25, 2004 and continuing indefinitely thereafter subject to annual approval by the Trust's Trustees.

2.       Transfer Agent Services Fee

     For transfer agent services, the Trust agrees to pay PI $2.70 per month per shareholder account. The Trust also agrees to reimburse PI for all out-of-pocket expenses including but not limited to postage, stationery and mailing, anti-money laundering services, and expenses incurred in the development of agreements between PI and the Trust. PI agrees to waive all or any portion of its fee that would cause the Trust to exceed its legal expense limitation.

3. In exchange for the fee, PI agrees to provide the following transfer-agent services to the Trust:

     Services:
-        Opening new accounts
-        Processing all payments
-        Processing partial and complete redemptions
-        Regular and legal transfers of accounts
-        Mailing up to four reports annually
-        Mailing of up to four statements annually
- Processing up to 12 dividends and one capital gain distribution annually. This includes mailing of cash dividends and/or preparing statements to shareholders for reinvested distributions.
- Blue Sky Reports. This includes shares sold to investors in various states.

     Account Maintenance:
-        Maintaining shareholder records of whole and fractional unissued
         ("Book") shares
-        Changing shareholders' addresses
-        Daily or periodic reports on number of shares, accounts, etc.
-        Supplying an annual stockholder list
-        Preparation of Federal Tax Information Forms
-        Preparation of 1099s and 5498s
- Replying to shareholder correspondence other than that for Trust performance or Trust-related inquiries

     Optional Services:
     There are also optional services available. Fees and descriptions for any of these services will be provided upon request.


4.       Delegation of Anti-Money Laundering Services

     The Trust acknowledges that it is a financial institution subject to the law entitled Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism ("USA Patriot") Act of 2001 and the Bank Secrecy Act (collectively the "AML Acts") and shall comply with the AML Acts and applicable regulations adopted thereunder in all relevant respects, subject to the delegation of certain responsibilities to Parnassus Investments, as provided in the next paragraph below.

     The Trust hereby delegates to Parnassus Investments the performance, on behalf of the Trust, of the AML Services set forth in this section to this Agreement as concerns the shareholder accounts directly maintained by Parnassus Investments. Parnassus Investments agrees to the delegation and to perform the delegated services in accordance with the AML Program that has been adopted by the Trust. In connection therewith, Parnassus Investments agrees to maintain policies and procedures and related internal controls that are consistent with the Trust's AML Program.

     Parnassus Investments shall grant reasonable access to the Trust, the Trust's AML Compliance Officer, and regulators having jurisdiction over the Trust, to the books and records maintained by Parnassus Investments as the same relates to the services performed hereunder on behalf of the Trust.

     AML Services to be performed by Parnassus Investments as Transfer Agent:

- Verify shareholder identity upon opening new accounts.
- Monitor, identify and report shareholder transactions and identify and report suspicious activities that are required to be so identified and reported in each case consistent with the Trust's AML Program.
- Place holds on transactions in shareholder accounts or freeze assets in shareholder accounts, as provided in the Trust's AML Program.
- Create documentation to provide a basis for law enforcement authorities to trace illicit funds. - Maintain all records or other documentation related to shareholder accounts and transactions therein that are required to be prepared and maintained pursuant to the Trust's AML Program, and make the same available for inspection by (i) the Trust's AML Compliance Officer, (ii) any auditor of the Trust's AML Program or related procedures, policies or controls that has been designated by the Trust in writing, or (iii) regulatory or law enforcement.
- Arrange for periodic reviews to be performed by internal auditors or other auditors or independent person chosen by Parnassus Investments concerning the transfer-agency operations related to the AML Services.
- Perform such other related services as are required by the Trust's AML
Program.

5.       Accounting and Administration Fees

     For accounting and administration services, the Trust has entered into a joint agreement with the Parnassus Fund (the "Fund") for PI to provide accounting and administration services. The Trust and the Fund agree to pay PI a total of $500,000 per year, to be divided between the Trust and the Fund based on their respective net assets, to be determined December 31 of every year (1/12 payable monthly). The Trust also agrees to reimburse PI for all out-of-pocket expenses including but not limited to portfolio-pricing services. PI agrees to waive that portion of its fee that would cause the Trust to exceed its legal expense limitations.

6. In exchange for that fee, PI agrees to perform the following accounting and administration services for the Trust:

     Accounting Services

- Compute net asset value per share daily - Maintain security ledger - Maintain general ledger - Calculate revenue and expenses - Determine gain or loss on security trades - Prepare and submit daily to client:
             Trial Balance
             Portfolio Holdings Reports
             Cash Availability
             Transaction Activity

     Administration Services:
     ------------------------
-        Preparation of N-SAR
-        Preparation of N-CSR
-        Preparation of N1-A
-        Preparation of N-PX
-        Preparation of N-30D
-        Audit coordination
-        IRS/SEC/N1-A compliance
-        Prepare and submit to client:
         Quarterly:   Statement of Assets and Liabilities
                      Statement of Operations
                      Statement of Changes in Net Assets
                      Summary of Purchases
                      Summary of Sales
                      Schedule of Brokerage Commissions
                      Schedule of Principal Trade Transactions

Semi-Annually:  In addition to monthly reports, Statement of Investments and a draft of footnotes.
Annually: Schedules supporting securities and shareholder transactions, income and expense accrual during the year.

7. No Shareholder Liability. PI understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property. PI represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.


         For The Parnassus Income Trust:              For Parnassus Investments:




         -------------------------------             ---------------------------

         Richard D. Silberman, Secretary             Jerome L. Dodson, President



         Date:  March 25, 2004                   Date:         March 25, 2004
             -------------------------              ---------------------------

                                    INDEPENDENT AUDITORS' CONSENT


We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 15 to Registration Statement No. 33-36065 of The Parnassus Income Trust on Form N-1A of our report dated February 20, 2004 appearing in the Annual Report of The Parnassus Income Trust for the year ended December 31, 2003, and incorporated by reference in the Statement of Additional Information which is part of this Registration Statement, (b) the reference to us under the headings "Financial Highlights" and "General Information" appearing in the Registration Statement, and (c) the reference to us under the heading "General" appearing in the Statement of Additional Information, which is also part of such Registration Statement.


Deloitte & Touche LLP

San Francisco, California
April 27, 2004

                                 CODE OF ETHICS
                                       of
                               THE PARNASSUS FUND
                           THE PARNASSUS INCOME TRUST
                                       and
                              PARNASSUS INVESTMENTS


         Adoption of this Code. This Code of Ethics (this "Code") has been adopted by The Parnassus Fund and The Parnassus Income Trust (each of which is referred to as the "Fund") and Parnassus Investments (the "Adviser") in compliance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act") and Rule 204a-1 under the Investment Advisers Act of 1940 (the "IAA").

         General Principles. In their personal investment activities, all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments should at all times place the interests of Fund shareholders before their own personal interests. All personal securities transactions should be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust or responsibility. No one affiliated with the Fund or Parnassus Investments should take inappropriate advantage of his or her position.

         The Chief Compliance Officer. The Board of Trustees shall designate one individual (the "Compliance Officer") responsible for administering the policies and procedures adopted in this Code:

(1) Whose designation and compensation must be approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund;

(2) Who may be removed from his or her responsibilities by action of (and only with the approval of) the Fund's Board of Trustees, including a majority of Trustees who are not interested persons of the Fund.

(3) Who must, no less frequently than annually, provide a written report to the board that, at a minimum, addresses:

(a). The operation of the policies and procedures of the Fund and the investment adviser, principal underwriter, administrator, and transfer agent of the Fund, any material changes made to those policies and procedures since the date of the last report, and any material changes to the policies and procedures recommended as a result of the annual review conducted pursuant to paragraph (3) of this section; and

(b). Each material compliance matter that occurred since the date of the last report; and

(4) Who must, no less frequently than annually, meet separately with the Fund's independent Trustees.


         Activities covered by this Code. This Code applies to all activities by which a Covered Account (see below) acquires or disposes of any direct or indirect beneficial interest in a Covered Security. (See Appendix A to this Code for a discussion of what constitutes such a beneficial interest.) Covered Securities do not, however, include transactions which are not voluntary, such as the receipt or disposition of Covered Securities in a reorganization in which all holders are bound by a vote of holders.

         Accounts covered by this Code. This Code covers all Covered Securities accounts ("Covered Accounts") in which any "access person," as defined by the Rule, has any direct or indirect beneficial interest. See Appendix B to this Code for the definition of "access person." The Compliance Officer shall be responsible, as required by the Rule, for the identification and notification of access persons and the maintenance of records relating thereto.

         Note: Due to the beneficial ownership provisions of the Rule (see Appendix A), Covered Accounts may include accounts not only in the names of access persons, but other accounts not registered in their names, including accounts held for their benefit, certain family accounts and certain accounts of trusts, estates, partnerships and corporations. Access persons may exclude accounts which would otherwise be Covered Accounts in certain cases as discussed in Appendix A. A Covered Account related to a particular access person is referred to as a "Covered Account of that access person" or in similar terms.

         Covered Security. A "Covered Security" as used in this Code means any Security, as defined in Section 2(a)(36) of the 1940 Act except:
                  (a) securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and shares of registered open-end investment companies; and
                  (b) securities issued by an entity that is not registered under Section 12 of the Securities Exchange Act of 1934 of which an access person holds, directly or indirectly, the right to thirty percent (30%) or more of the voting power ("private business"), provided that such access person has previously given written notice of that fact to the Compliance Officer.

         Covered Transactions. A "Covered Transaction" as used in this Code means any Covered Activity in a Covered Account involving Covered Securities. Because of the complexity of these definitions, an example is provided below to illustrate the application of these definitions. This example is not meant to cover all cases, but only to show how the definition works in a particular fact situation.

                  Example: The wife of an access person has a custodial account for a minor child. Because of the beneficial ownership provision of the Rule, this is a Covered Account. The Account holds Covered Securities. The Covered Securities are sold. This is a Covered Activity, because it is voluntary. Thus, the transaction is a Covered Transaction.

         Prohibited Activities. For purposes of this Code, "access persons" are all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments who are registered with the National Association of Securities Dealers, Inc., or who have access to information about the Fund's investment activities before they become part of the public record. However, independent Trustees who have no knowledge of the Fund's investment activities before those activities become part of the public record may obtain exemption from the prohibitions of paragraphs (3) and (4) upon certifying those facts to the Compliance Officer. Similarly, an access person, even one who has non-public knowledge of the Fund's investment activities, may obtain exemption for an account over which such person has no direct or indirect influence or control.

         The following are substantive restrictions on personal investing activities of all access persons:

         (1) Initial Public Offerings. No access person may invest in an initial public offering unless the Compliance Officer gives prior written approval and certifies that the investment need not be reserved for the Fund and that the opportunity is not being offered to such access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (2) Private Placements. No access person may invest in a private placement unless the Compliance Officer gives prior approval and certifies that the investment need not be reserved for the Fund and its shareholders and that the opportunity is not being offered to the access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (3) Blackout Periods. No access person may buy or sell a security within five (5) business days before or after the Fund or any other account managed by Parnassus Investments trades in that same security or is considering a trade in that security. Any profits realized on trades within the proscribed period must be disgorged.

         (4) Ban on Short-Term Trading Profits. No access person may profit from the purchase and sale or sale and purchase of the same (or equivalent) security within 60 calendar days. Any profits realized on such short-term trades must be disgorged. Independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record are not subject to this prohibition.

         (5) Gifts. No access person may receive a gift or other thing of value worth more than $100 from any person or entity that does business with or on behalf of the Fund. Any gift from any person or entity that does business with or on behalf of the Fund in excess of $10 shall be entered in the Gift Log which is maintained by the Compliance Officer.

         (6) Service as a Director. No person with decision-making authority over the investment process at the Fund shall serve on the board of directors of a publicly-traded company unless the Trustees determine that such service would be consistent with the interest of the Fund and its shareholders.

         (7) Ban on Rapid Trading of Fund Shares. To prevent the use of non-public information by access persons to take advantage of short-term discrepancies in the pricing of Fund shares, no access person shall buy and then sell Fund shares more than three times in a calendar quarter and no more than five times in a year. Access persons are prohibited from owning Parnassus Fund and Parnassus Income Trust shares through another broker-dealer or other entity outside of Parnassus Investments.

         (8) Protection of Material Non-Public Information. Access to material non-public Fund information, including portfolio holdings information, shall be restricted to only those individuals who need such information to perform their duties. No person shall release detailed Fund portfolio information before it is available to the general public. However, this does not preclude the staff in the normal course of business to provide necessary information to third parties. These parties shall include ratings agencies, brokers, custodians and accountants. Release of material non-public information must be pre-approved by the Compliance Officer and kept in a log.

         Personal Trading Compliance Procedures. The term "Compliance Officer" shall include that Officer or any person under his supervision to whom any functions hereunder have been delegated. For personal trading by the President of the Fund and the Compliance Officer, the Board of Trustees shall designate one of its members to assume the role of Compliance Officer and another of its members to be an alternate. The Trustees so designated shall consult with the Director of Research to determine the status of the Funds' trading. Both the Director of Research and the designated Trustee shall keep a record of approvals for the President's and the Compliance Officer's personal trading. For personal trading by any member of the President's or Compliance Officer's family residing with him, the Director of Research shall approve those trades before they are made, and the designated Trustee will review those trades at least once every quarter. The following are the compliance procedures:

         (1) Notification of Outside Account. All employees shall provide written notification to the Compliance Officer of their intent to open a Covered Account prior to opening such an account. If the account was opened prior to the employee's hire date, the employee shall notify the Compliance Officer promptly after the hire date.

         (2) Preclearance. All access persons must "preclear" all personal Covered Transactions with the Compliance Officer. The President and Compliance Officer must preclear their trades with the Board of Trustees. Independent Trustees who have no non-public knowledge of the Fund's investment activities are exempt from this requirement. Preclearance of personal trades of Covered Securities not owned by the Funds shall remain in effect for a period of five days, though the five-day, blackout-period restriction still applies. Preclearance of trades of Covered Securities owned by the Funds shall remain in effect until the end of the day in which preclearance was issued.

         (3) Records of Securities Transactions. All access persons must send duplicate copies of brokerage statements to the Compliance Officer for any Covered Account. This requirement shall not apply to independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record and so certify to the Compliance Officer.

         (4)      Disclosure of Personal Holdings.

                  (a) All access persons (other than independent Trustees of a Fund) must disclose all Covered Securities holdings within 10 days of becoming access persons and thereafter must file an annual report containing personal Covered Securities holdings information that is current as of a date not more than 30 days before the report is submitted. Both the initial holdings report and the annual report must contain the following information:

o the title, number of shares and principal amount of each Covered Security in which the access person had, for the period covered, any direct or indirect beneficial ownership,

o the name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person,

o        the date on which the access person submits the report.

                  (b) Within 10 days of each fiscal quarter end, each access person of a Fund must file with the Fund and each access person of the Adviser must file with the Adviser a quarterly transaction report. Each independent Trustee of a Fund is exempt from providing the quarterly report, unless such Trustee knew or, in the ordinary course of fulfilling his or her duties as Trustee, should have known that during the 15-day period immediately before or after the Trustee's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or the Adviser considered purchasing or selling the Covered Security.

                  The quarterly report should disclose the following information with respect to any Covered Transaction during the quarter in which the access person had any direct or indirect beneficial ownership:

o the date of the transaction, title, interest rate and maturity (if applicable), number of shares and principal amount of each Covered Security involved,

o the nature of the transaction (purchase, sale or any other type of acquisition or disposition),

o       the price of the Covered Security at which the transaction was affected,

o the name of the broker, dealer or bank with or through which the transaction was affected, and

o       the date on which the access person submits the quarterly report.

                 The quarterly report should disclose the following with respect to any Covered Account established by the access person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the access person:

o the name of the broker, dealer or bank with whom the access person established the account,

o       the date the access person established the account, and

o       the date on which the access person submits the report.

                  (c) A person need not submit any of the reports listed in paragraphs (a) and (b) above with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control. A person need not submit any of the reports if Parnassus Investments is already receiving duplicate statements directly from the broker-dealer which contains all of the information listed in paragraphs (a) and (b).

         (5) Certification of Compliance. All access persons must certify annually that they have read and understood this Code and recognize that they are subject thereto. They must certify annually that they have complied with this Code and they have complied with its requirements including reporting all personal securities transactions required to be disclosed or reported and that they do not own Fund shares outside of Parnassus Investments. All access persons that are not currently submitting copies of any brokerage activity to the Compliance Officer must provide written certification annually that there has been no reportable Covered Securities activity during the previous year.

(3) Review by the Board of Trustees. Each year the Fund's management shall prepare a report to the Trustees that summarizes existing procedures concerning personal investment and any changes made to procedures during the preceding year. The report will also identify any violations requiring significant remedial action during the past year, will make suggestions for any changes deemed necessary and will certify that the Fund and the Adviser have adopted procedures reasonably necessary to prevent access persons from violating this Code.

(4) Review of Trading of Fund Shares. On a quarterly basis, the Compliance Officer will review the trades and holdings of Fund shares by access persons to ensure compliance with the ban on rapid trading of Fund shares. For Fund shares held by the President and the Compliance Officer, the designated Trustee will review the Fund transactions on a quarterly basis.



Entity                             Adopted                 Amended
------
The Parnassus Fund                 12/7/94      3/17/97, 7/17/97, 12/11/98,
                             3/23/01, 3/25/04      3/12/99, 7/12/99, 3/24/00,
Parnassus Income Trust             12/2/94      3/17/97, 7/17/97, 12/11/98,
                             3/23/01, 3/25/04      3/12/99, 7/12/99, 3/24/00,
Parnassus Investments              1/12/95      3/17/97, 7/17/97, 12/11/98,
                             3/23/01, 3/25/04      3/12/99, 7/12/99, 3/24/00,

                                   APPENDIX A

         The purpose of this Appendix is to discuss the circumstances in which an access person may have a "direct or indirect beneficial interest" in a securities account. Under the Rule, this question is to be "interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934."

         There is no comprehensive rule under that Section as to what constitutes beneficial ownership. Therefore, the only guidance is provided by SEC Releases and decided court cases so there can be changes from time to time. This Appendix is not designed to be a complete or comprehensive discussion, but only a summary of important areas.

         Under the Rule, an access person need not report "with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control." Thus, even if an access person has a beneficial interest in an account, as discussed herein, such account may not be a Covered Account as defined in the Code. For the purposes of the Code, an access person may remove an account which would otherwise be a Covered Account from that category by filing with the Compliance Officer a statement indicating lack of influence and control as stated above together with such other documents as the Compliance Officer may require to demonstrate such lack of influence or control

         The general categories of types of beneficial ownership may be summarized as follows: (i) direct ownership; (ii) securities held by others for the benefit of an access person; (iii) securities held by certain family members; and (iv) securities held by certain estates, trusts, corporations or partnerships.

         Direct Ownership. This includes securities registered in the name of an access person and bearer securities of which the access person is the bearer.

         Securities held by others for the benefit of an access person. This involves, in general, any agreement, arrangement or understanding under which an access person derives benefits substantially equivalent to those of ownership. This category would include, but not be limited to, securities held by pledgees, custodians and brokers.

         Securities held by certain family members. The SEC has indicated that the "beneficial ownership" of an access person extends to securities owned (see below) by a wife or husband of that access person, by a minor child or by other relatives (i) sharing the same household, or (ii) not sharing the same household but whose investments the access person directs or controls. That ownership by relatives may be direct (i.e., in their own name) or in one or more of the indirect ways described in this Appendix. This beneficial ownership position of the SEC is not affected by whether or not the assets being invested are the separate property of the relative. However, an access person may, as described in the Code, disclaim beneficial ownership of any particular securities and also may, as described in this Appendix, remove from the category of Covered Accounts any accounts over which the access person has no direct or indirect influence or control.

         Securities held by estates etc. An access person may also have a beneficial interest in securities held by estates, trusts, partnerships or corporations. Access persons who are (i) settlers (i.e., creators), trustees or beneficiaries of a trust, (ii) executors or administrators of, or beneficiaries or legatees of, an estate; (iii) partners of a partnership, or (iv) directors, officers or substantial shareholders of a corporation, which, in each case, invests in Covered Securities, are required to obtain a determination from the Compliance Officer as to whether the accounts in question are Covered Accounts. In making any such determination, the Compliance Officer may rely on an opinion of counsel.

                                   APPENDIX B

         1. "Access person" means:

         (i) With respect to the Fund, any Trustee, officer or advisory person, as defined below, of the Fund;

         (ii) With respect to the Adviser, any director, officer or advisory person of the Adviser who, with respect to the Fund, makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to the Fund; or who, in connection with his or her other duties, obtains any information concerning recommendations being made by the Adviser to the Fund.

         2. "Advisory person" of the Fund and the Adviser means:

         (i) Any employee of any of them (or any company in a control relationship to any) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (ii) Any natural person in a control relationship to any of them who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a covered security by the Fund.